                                                                  Exhibit 99.1.3

           AMENDMENT NO. 11 AND WAIVER TO LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 11 AND WAIVER TO LOAN AND SECURITY AGREEMENT (this "Amendment
No. 11"), dated as of December 28, 2006, by and among Handy & Harman, a New York corporation ("Parent"), OMG, Inc., a Delaware corporation formerly known as
Olympic Manufacturing Group, Inc. ("OMG"), Continental Industries, Inc., an
Oklahoma corporation ("Continental"), Maryland Specialty Wire, Inc., a Delaware
corporation ("Maryland Wire"), Handy & Harman Tube Company, Inc., a Delaware
corporation ("H&H Tube"), Camdel Metals Corporation, a Delaware corporation
("Camdel"), Canfield Metal Coating Corporation, a Delaware corporation
("Canfield"), Micro-Tube Fabricators, Inc., a Delaware corporation
("Micro-Tube"), Indiana Tube Corporation, a Delaware corporation ("Indiana
Tube"), Lucas-Milhaupt, Inc., a Wisconsin corporation ("Lucas"), Handy & Harman
Electronic Materials Corporation, a Florida corporation ("H&H Electronic"),
Sumco Inc., an Indiana corporation ("Sumco" and together with Parent, OMG,
Continental, Maryland Wire, H&H Tube, Camdel, Canfield, Micro-Tube, Indiana
Tube, Lucas and H&H Electronic, each individually, a "Borrower" and collectively, "Borrowers"), Handy & Harman of Canada, Limited, an Ontario
corporation ("H&H Canada"), ele Corporation, a California corporation ("ele"),
Alloy Ring Service Inc., a Delaware corporation ("Alloy"), Daniel Radiator
Corporation, a Texas corporation ("Daniel"), H&H Productions, Inc., a Delaware corporation ("H&H Productions"), Handy & Harman Automotive Group, Inc., a
Delaware corporation ("H&H Auto"), Handy & Harman International, Ltd., a
Delaware corporation ("H&H International"), Handy & Harman Peru, Inc., a
Delaware corporation ("H&H Peru"), KJ-VMI Realty, Inc., a Delaware corporation
("KVR"), Pal-Rath Realty, Inc., a Delaware corporation ("Pal-Rath"), Platina
Laboratories, Inc., a Delaware corporation ("Platina"), Sheffield Street
Corporation, a Connecticut corporation ("Sheffield"), SWM, Inc., a Delaware corporation ("SWM"), Willing B Wire Corporation, a Delaware corporation
("Willing" and together with H&H Canada, ele, Alloy, Daniel, H&H Productions,
H&H Auto, H&H International, H&H Peru, KVR, Pal-Rath, Platina, Sheffield and
SWM, each individually, a "Guarantor" and collectively, "Guarantors"), Wachovia
Bank, National Association, a national banking association that is successor by merger to Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for the financial institutions party thereto as lenders (in such capacity, together with its successors and assigns, "Agent"), and the financial institutions party thereto as lenders (collectively, "Lenders"). Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

                              W I T N E S S E T H:

     WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders)
have made and provided and may hereafter make and provide loans, advances and other financial accommodations to Borrowers as set forth in the Loan and
Security Agreement, dated as of March 31, 2004, by and among Agent, Lenders,
Borrowers and Guarantors (as amended by Consent and Amendment No. 1 to Loan and
Security Agreement, dated as of August 31, 2004, Amendment No. 2 to Loan and
Security Agreement, dated as of October 29, 2004, Amendment No. 3 to Loan and
Security Agreement, dated as of December 29, 2004, Amendment No. 4 to Loan and

Security Agreement, dated as of May 20, 2005, Amendment No. 5 to Loan and
Security Agreement, dated as of September 8, 2005, Amendment No. 6 and Waiver to
Loan and Security Agreement, dated as of December 29, 2005, Consent and
Amendment No. 7 to Loan and Security Agreement, dated as of January 24, 2006,
Consent and Amendment No. 8 to Loan and Security Agreement, dated as of March
31, 2006, Amendment No. 9 to Loan and Security Agreement, dated as of July 18,
2006, and Amendment No. 10 to Loan and Security Agreement, dated as of October
30, 2006, and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto
(all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated
or replaced, being collectively referred to herein as the "Financing
Agreements");

     WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to (a) make certain amendments to the Loan Agreement and (b) waive certain events of default under the Loan Agreement, and Agent and Lenders are willing to agree to such amendments and waivers, subject to the terms and conditions contained herein; and

     WHEREAS, by this Amendment No. 11, Borrowers, Guarantors, Agent and Lenders
desire and intend to evidence such amendments and waivers;

     NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1.   DEFINITIONS.

          (a)  AMENDMENTS TO DEFINITIONS.

               (i) INTERCREDITOR AGREEMENT. The definition of "Intercreditor
Agreement" in Section 1.66 of the Loan Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

               "1.66 'Intercreditor Agreement' shall mean the Amended and
          Restated Intercreditor Agreement, dated on or about the Amendment No.
          11 Effective Date, by and among Agent, Tranche B Term Loan Agent and the PBGC, as acknowledged and agreed by Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced."

          (b)  ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the following meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following:

               (i) "Amendment No. 11" shall mean Amendment No. 11 and Waiver to
Loan and Security Agreement by and among Borrowers, Guarantors, Agent and the
Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (ii) "Amendment No. 11 Effective Date" shall mean the first date on which all of the conditions precedent to the effectiveness of Amendment No.
11 shall have been satisfied or shall have been waived by Agent.

               (iii) "PBGC" shall mean the Pension Benefit Guaranty Corporation, a United States government corporation created pursuant to Title IV of ERISA, and its successors and assigns.

               (iv) "PBGC Agreements" shall mean, collectively, the PBGC
Settlement Agreement, the PBGC Second Priority Security Agreement, the PBGC
Fourth Priority Security Agreement and all agreements, documents and instruments at any time executed and/or delivered by any Borrower or Guarantor with, to or in favor of the PBGC, the WHX Plan or their respective subrogees in connection therewith or related thereto, as all of the foregoing now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, replaced or refinanced.

               (v) "PBGC Debt" shall mean the obligation to pay to the WHX Plan the Waiver Amount and the Termination Amount in accordance with the terms of the
PBGC Settlement Agreement as in effect on the Amendment No. 11 Effective Date.

               (vi) "PBGC Fourth Priority Security Agreement" shall mean the
Fourth Priority Pledge and Security Agreement, dated on or about the Amendment
No. 11 Effective Date, by and among the Borrowers, the Guarantors and the PBGC, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, replaced or refinanced.

               (vii) "PBGC Lien Subordination Agreement" shall mean the Lien
Subordination Agreement, dated as of October 20, 2006, between Agent and the
PBGC, as amended by Amendment No. 1 to Lien Subordination Agreement, dated on or about the Amendment No. 11 Effective Date, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

               (viii) "PBGC Second Priority Security Agreement" shall mean the
Second Priority Pledge and Security Agreement, dated on or about the Amendment
No. 11 Effective Date, by and among the Borrowers, the Guarantors and the PBGC, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, replaced or refinanced.

               (ix) "PBGC Settlement Agreement" shall mean the Settlement
Agreement, dated on or about the Amendment No. 11 Effective Date, by and among
WHX, Parent and the PBGC, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated, replaced or refinanced.

               (x) "Termination Amount" shall have the meaning given to such term in the PBGC Settlement Agreement as in effect on the Amendment No. 11
Effective Date.

               (xi) "Waiver Amount" shall have the meaning given to such term in the PBGC Settlement Agreement as in effect on the Amendment No. 11 Effective
Date.

               (xii) "WHX Plan" shall mean the WHX Pension Plan, a defined benefit plan that is covered by Title IV of ERISA.

          (c)  INTERPRETATION. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement.

     2.   SUPPLEMENTAL TERM LOANS. Section 2.3B(a) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 2006" and replacing it with "March
31, 2007".

     3.   ENCUMBRANCES. Section 9.8 of the Loan Agreement is hereby amended by
(a) deleting "and" appearing at the end of clause (l) of such Section, (b)
deleting the period appearing at the end of clause (m) of such Section and replacing it with "; and" and (c) adding the following new clause at the end of such Section:

               "(n) the security interests in and liens upon the Collateral in favor of the WHX Plan (which is enforceable by the PBGC)) to secure the PBGC Debt; PROVIDED, THAT, the security interests in and liens upon the Collateral in favor of the WHX Plan (which is enforceable by the PBGC)) are and shall at all times be subject and subordinate to the security interests and liens therein of Agent pursuant to the terms of the Intercreditor Agreement."

     4.   INDEBTEDNESS. Section 9.9 of the Loan Agreement is hereby amended by
(a) deleting "and" appearing at the end of clause (j)(viii) of such Section, (b)
deleting the period appearing at the end of clause (k) of such Section and replacing it with "; and" and (c) adding the following new clause as the end of such Section:

               "(l) Indebtedness of Borrowers and Guarantors to the PBGC and/or
          the WHX Plan evidenced by or arising under the PBGC Agreements (as in effect on the Amendment No. 11 Effective Date), PROVIDED, THAT:

                    (i) the principal amount of such Indebtedness shall not
          exceed the sum of the Waiver Amount and the Termination Amount, less the aggregate amount of all repayments, repurchases or redemptions thereof, whether optional or mandatory,

                    (ii) Agent shall have received true, correct and complete
          copies of all of the PBGC Agreements, as duly authorized, executed and delivered by the parties thereto,

                    (iii) Borrowers and Guarantors shall not, directly or
          indirectly, make, or be required to make, any payments in respect of such Indebtedness without the prior written consent of Agent, except that, subject to the terms of the Intercreditor Agreement, Borrowers and Guarantors may make mandatory payments in respect of the PBGC
          Debt, and early payments in respect of the Waiver Amount, in each case in accordance with the terms of the PBGC Agreements as in effect on the Amendment No. 11 Effective Date;

                    (iv) Borrowers and Guarantors shall not, directly or
          indirectly, redeem, retire, defease, purchase or otherwise acquire such Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, except as permitted in clause (iii) above; and

                    (v) Borrowers and Guarantors shall furnish to Agent all
          notices of default or demands for payment in connection with such
          Indebtedness either received by such Borrower or Guarantor or on its behalf promptly after the receipt thereof, and all such notices or demands sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be."

      5.  EVENTS OF DEFAULT. Section 10.1(q) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

               "(q) [Intentionally Deleted]."

     6.   WAIVER OF EVENTS OF DEFAULT.

          (a)  Subject to the terms and conditions contained herein, Agent and
Required Lenders hereby waive the following Events of Default (collectively, the
"Existing Defaults"):

               (i)    the Events of Default arising under Section 10.1(a)(iii)
of the Loan Agreement as a result of the failure of Borrowers and Guarantors to comply with the terms of Section 9.6(a)(iii) of the Loan Agreement for the fiscal years ended December 31, 2004 and December 31, 2005;

               (ii)   the Events of Default arising under Section 10.1(a)(iii)
of the Loan Agreement as a result of the failure of Parent and its Subsidiaries to comply with the terms of Section 9.17(a) of the Loan Agreement with respect to the fiscal quarters ended December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006;

               (iii)  the Events of Default arising under Section 10.1(a)(iii)
of the Loan Agreement as a result of the failure of Parent and its Subsidiaries to comply with the terms of Section 9.17(b) of the Loan Agreement with respect to the fiscal quarters ended June 30, 2006 and September 30, 2006;

               (iv)   the Event of Default (if any) arising under Section
10.1(b) of the Loan Agreement as a result of any breach of the representations and warranties in Sections 8.4, 8.6, 8.7(a) and/or 8.9 of the Loan Agreement,
which occurred as a result of any or all of the following (collectively, the
"Existing ERISA Events"): (A) the failure of Borrowers and Guarantors to pay the
Waiver Amount to the WHX Plan prior to the Amendment No. 11 Effective Date, (B)
the creation of liens prior to the Amendment No. 11 Effective Date evidenced by the Notices of Statutory Lien under Section 412(n) of the Code filed by the
PBGC, on behalf of the WHX Plan, attached as Schedule A to the PBGC Settlement
Agreement and/or (C) the incurrence of any liability under Section 4062(e) of
ERISA with respect to the WHX Plan that arose prior to the Amendment No. 11
Effective Date from the cessation of operations of the facility located at 701
West Township Line Road, Norristown, PA owned by H&H Tube;

               (v)    the Event of Default (if any) arising under Section
10.1(a)(ii) of the Loan Agreement as a result of any failure of Borrowers and
Guarantors to comply with the terms of Sections 9.3(a) and/or 9.13 of the Loan
Agreement, which occurred as a result of any or all of the Existing ERISA
Events;

               (vi)   the Event of Default (if any) arising under Section
10.1(a)(iii) of the Loan Agreement as a result of any failure of Borrowers and
Guarantors to comply with the terms of Sections 9.6(b) and/or 9.8 of the Loan
Agreement, which occurred as a result of any or all of the Existing ERISA
Events; and

               (vii)  the Events of Default (if any) arising under Sections
10.1(k) and/or 10.1(i) of the Loan Agreement, which occurred as a result of any or all of the Existing ERISA Events.

          (b)  Agent and Lenders have not waived and are not by this Amendment
No. 11 waiving, and have no present intention of waiving, any other Events of
Default, which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof, other than the Existing Defaults, whether the same or similar to the
Existing Defaults or otherwise. Agent and Lenders reserve the right, in their discretion, to exercise any or all of its or their rights and remedies arising under the Financing Agreements, applicable law or otherwise, as a result of any other Events of Default which may have occurred prior to the date hereof, or are continuing on the date hereof, or any Event of Default which may occur after the date hereof, whether the same or similar to the Existing Defaults. Nothing contained herein shall be construed as a waiver of the failure of Borrowers and
Guarantors to comply with the terms of the Loan Agreement and the other
Financing Agreements after the date hereof.

     7.   INTERCREDITOR AGREEMENT. Each Lender (a)authorizes Agent to enter into the Intercreditor Agreement, and (b) agrees it will be bound (as a Lender) by the terms and conditions of the Intercreditor Agreement.

     8.   REPRESENTATIONS AND WARRANTIES. Each Borrower and Guarantor hereby represents and warrants to Agent and Lenders the following (which representations and warranties shall survive the execution and delivery of this
Amendment No. 11), the truth and accuracy of which representations and warranties are a continuing condition of the making of Loans and providing
Letter of Credit Accommodations to Borrowers:

          (a)  this Amendment No. 11 and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors in connection herewith
(collectively, together with this Amendment No. 11, the "Amendment Documents")
have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto and, if necessary, their respective stockholders and is in full force and effect as of the date hereof and the agreements and obligations of each of the
Borrowers and Guarantors contained herein and therein constitute the legal, valid and binding obligations of each of the Borrowers and Guarantors, enforceable against them in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;

          (b)  the execution, delivery and performance of this Amendment No. 11 and the other Amendment Documents, (a) are all within each Borrower's and
Guarantor's corporate powers and (b) are not in contravention of law or the terms of any Borrower's or Guarantor's certificate or articles of incorporation, by laws, or other organizational documentation, or any indenture, agreement or undertaking (including, without limitation, the Tranche B Term Loan Agreement)
to which any Borrower or Guarantor is a party or by which any Borrower or
Guarantor or its property are bound;

          (c)  the Tranche B Amendment (as defined below) has been executed and delivered by all parties thereto and is in full force and effect;

          (d)  Borrowers have delivered to Agent true, correct and complete copies of the PBGC Agreements;

          (e)  after giving effect to the waivers contained in Section 4 hereof, no Default or Event of Default exists or has occurred and is continuing; and

          (f)  after giving effect to the transactions contemplated hereby and by the PBGC Agreements, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such specified date.

     9.   CONDITIONS PRECEDENT. The provisions contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

          (a)  Agent shall have received this Amendment No. 11, duly authorized, executed and delivered by Borrowers, Guarantors and Required Lenders;

          (b)  Agent shall have received, in form and substance satisfactory to
Agent, the Intercreditor Agreement, duly authorized, executed and delivered by
Tranche B Term Loan Agent and the PBGC and acknowledged by Borrowers and
Guarantors, which Intercreditor Agreement shall be in full force and effect;

          (c)  Agent shall have received a true, correct and complete copy of the Waiver (as defined in the PBGC Settlement Agreement), duly executed by the
Internal Revenue Service;

          (d)  Agent shall have received, in form and substance satisfactory to
Agent, Amendment No. 1 to Lien Subordination Agreement, duly authorized, executed and delivered by the PBGC, which amendment shall be in full force and effect;

          (e)  Agent shall have received, in form and substance satisfactory to
Agent, Amendment No. 8 and Waiver to Loan and Security Agreement (the "Tranche B
Amendment"), duly authorized, executed and delivered by Tranche B Term Loan
Agent, Borrowers and Guarantors, which Tranche B Amendment shall be in full force and effect;

          (f)  Agent shall have received, in form and substance satisfactory to
Agent, true, correct and complete copies of the PBGC Agreements, duly authorized, executed and delivered by the parties thereto;

          (g)  Agent shall have received a true and correct copy of any consent, waiver or approval to or of this Amendment No. 11 or any other Amendment
Documents which any Borrower or Guarantor is required to obtain from any other
Person, and such consent, waiver or approval shall be in form and substance satisfactory to Agent; and

          (h)  after giving effect to the waivers contained in Section 4 hereof, no Default or Event of Default shall exist or have occurred and be continuing.

     10.  EFFECT OF THIS AGREEMENT. Except as expressly amended or waived pursuant hereto, no other changes, waivers or modifications to the Financing
Agreements are intended or implied, and in all other respects the Financing
Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 11 Effective Date. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No. 11, the provisions of this Amendment No. 11 shall control.

     11.  FURTHER ASSURANCES. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by
Agent to effectuate the provisions and purposes of this Amendment No. 11.

     12.  GOVERNING LAW. The validity, interpretation and enforcement of this
Amendment No. 11 and the other Financing Agreements (except as otherwise provided therein) and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of
New York.

     13.  BINDING EFFECT. This Amendment No. 11 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     14.  HEADINGS. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 11.

     15.  COUNTERPARTS. This Amendment No. 11 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment No. 11 by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment No. 11. Any party delivering an executed counterpart of this Amendment No. 11 by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment No. 11.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
11 to be executed on the day and year first above written.

                                             AGENT

                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION, as Agent

                                             By: /s/ Authorized Signatory
                                                 ---------------------------
                                             Title: Director

                                             LENDERS

                                             WACHOVIA BANK, NATIONAL
                                             ASSOCIATION

                                             By: /s/ Authorized Signatory
                                                 ---------------------------
                                             Title: Director

                                             TEXTRON FINANCIAL CORPORATION

                                             By: /s/ Authorized Signatory
                                                 ---------------------------
                                             Title: Senior Account Executive

                                             BANK OF AMERICA, N.A.

                                             By: /s/ Authorized Signatory
                                                 ---------------------------
                                             Title: Sr. Vice President

                     [SIGNATURE PAGES CONTINUE ON NEXT PAGE]

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                                             BORROWERS

                                             HANDY & HARMAN

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Chief Financial
                                                    Officer

                                             OMG, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             CONTINENTAL INDUSTRIES, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             MARYLAND SPECIALTY WIRE, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President, Chief Financial Officer
                                                    and Secretary

                                             HANDY & HARMAN TUBE COMPANY, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             CAMDEL METALS CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             CANFIELD METAL COATING CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

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                                             MICRO-TUBE FABRICATORS, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             INDIANA TUBE CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             LUCAS-MILHAUPT, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             HANDY & HARMAN ELECTRONIC MATERIALS
                                             CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             SUMCO INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

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                                             GUARANTORS

                                             HANDY & HARMAN OF CANADA, LIMITED

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             ELE CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             ALLOY RING SERVICE INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             DANIEL RADIATOR CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President, Treasurer and Controller

                                             H&H PRODUCTIONS, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             HANDY & HARMAN AUTOMOTIVE GROUP, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President, Treasurer and
                                                    Assistant Secretary

                                             HANDY & HARMAN INTERNATIONAL, LTD.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

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                                             HANDY & HARMAN PERU, INC.
                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             KJ-VMI REALTY, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             PAL-RATH REALTY, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             PLATINA LABORATORIES, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             SHEFFIELD STREET CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             SWM, INC.

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer

                                             WILLING B WIRE CORPORATION

                                             By: /s/ Robert Hynes
                                                 -------------------------------
                                             Name:  Robert Hynes
                                             Title: Vice President and Treasurer